                                                                    EXHIBIT 10.1


             Specific Co-Operation and Development Agreement (II)*




* Certain portions of this Exhibit have been omitted and filed separately under an application for confidential treatment.

SCDA (II)                                                                 Page 1

                            SPECIFIC CO-OPERATION AND
                           DEVELOPMENT AGREEMENT (II)

                                 MICROCELL [***]

                               CONSULTING SERVICES

                                   FOR [***]

1              GENERAL

1.1 THIS SPECIFIC DEVELOPMENT AND CONSULTING AGREEMENT (II) (this "Agreement") is made and entered into this 9th day of March, 2001, by and between Microcell Labs Inc. ("Microcell"), a Canadian corporation with offices at 1250 Rene-Levesque Blvd West, Suite 400, Montreal, Quebec, Canada, and OZ.COM Canada Company ("OZ"), a Nova Scotia Company, with an office at 1100 Rene Levesque Blvd West, Suite 710, Montreal, Quebec, Canada, and is made under the general terms of a General Co-Operation and Development Agreement ("GCDA") entered into between 3044016 Nova Scotia Company and Microcell Labs on November 8, 2000.

2              NAMES OF COORDINATORS OF EACH PARTY

2.1            The coordinating party for OZ will be:

                      Gilles Lapierre

                      Address: 1100 Rene Levesque Blvd West

                      Tel: 514-995-0359

                      Email: gilles.lapierre@oz.com

2.2            The coordinating party for Microcell will be:

                      Jean-Marc Ferland

                      Address: 1250 Rene Levesque Blvd West

                      Tel: 514-992-1234

                      Email: marc.ferland@microcell.ca

3              SUMMARY OF WORK TO BE DELIVERED (WORK PRODUCTS)

3.1 OZ agrees to provide, and Microcell agrees to accept, the services and products described in Exhibit A hereto ("Work Product").


[***] These provisions have been omitted and filed separately under an application for confidential treatment.

SCDA (II)                                                                 Page 2

3.2 All work shall be performed in a workmanlike and professional manner. OZ and Microcell shall develop appropriate administrative procedures for coordinating with each other. Microcell shall periodically provide OZ with evaluations of OZ's performance.

3.3 Microcell acknowledges that OZ has, prior to the commencement of this Agreement, worked together with Microcell for the benefit of Microcell to prepare for its engagements set forth herein.

4              IDENTIFICATION OF PREEXISTING WORKS.

4.1 OZ shall have the right to determine the method, details, and means of performing the work to be performed for Microcell. Notwithstanding any provision of this Agreement to the contrary, any routines, libraries, tools, methodologies, processes or technologies created, adapted or used by OZ in its business generally, including all associated intellectual property rights (collectively, the "Development Tools") shall be and remain the sole property of OZ, and Microcell shall have no interest in or ownership claim to such Development Tools. In addition, notwithstanding any provision of this Agreement to the contrary, OZ shall be free to use any ideas, concepts or know-how developed or acquired by OZ during that performance of this Agreement to the extent obtained and retained by OZ's personnel as impressions and general learning.

5              DESCRIPTION OF WORK PRODUCTS

5.1 As more fully detailed in Exhibit A, Work Products will include any written reports, concept descriptions, feature lists, marketing material, data compilations, feasibility studies, and any other media, materials, or other objects produced as a result of OZ's work or delivered by OZ in the course for performing that work. OZ agrees to maintain agreements or commitments from key personnel assigned to work on projects for Microcell, so such personnel remain available for completion and follow-up support as reasonably appropriate in the interest of efficiency and continuity of resources.

6              FEES, EXPENSES, AND PAYMENT

6.1 In consideration of the services to be performed by OZ consistent with this Agreement, OZ shall be entitled to compensation as set forth in Exhibit A. In addition to these fees, Microcell shall pay OZ its actual out-of-pocket expenses as reasonably incurred by OZ in furtherance of its performance hereunder. OZ agrees to provide Microcell with access to such receipts, ledgers, and other records as may be reasonably appropriate for Microcell or its accountants to verify the amounts and nature of any such expenses.

6.2 At the beginning of each month, OZ shall deliver a statement to Microcell detailing charges based on work performed and expenses incurred during the previous month. Invoices shall be delivered according to Exhibit A.

SCDA (II)                                                                 Page 3

               Payment of such invoices shall be made in accordance with Section
               7.2. of the GCDA.

7              ACCEPTANCE OF DELIVERABLES

7.1 All Work Products shall be deemed fully approved and accepted if OZ has not, within 30 days of delivery, received a notice from Microcell stating otherwise.

8              LOCATION OF WORK FACILITIES

8.1 Substantially, all of the work will be conducted by OZ personnel at the OZ facility using OZ tools and computing environment. If deemed appropriate for specific activities, OZ personnel could be working on a temporary basis at one of the Microcell locations in downtown Montreal.

9              TERM AND TERMINATION

9.1 The term of this Agreement shall commence on the date set forth above and shall continue as per "Performance Milestones and Price" table in Exhibit A to SCDA II.

9.2 Either party upon written notice may terminate this Agreement, if the other party performs a material breach of any obligation provided hereunder and the breaching party fails to cure such breach within 60 days from the date of receipt of notice of such failure.

               MICROCELL LABS INC.                OZ.COM CANADA COMPANY

               By: /s/ JEAN-MARC FERLAND          By: /s/ GILLES LAPIERRE
                  -----------------------            -----------------------
               Title   J.M. Ferland               Title:  G. Lapierre

SCDA (II)                                                                 Page 4


                                    EXHIBIT A
                          TO SPECIFIC CO-OPERATION AND
                           DEVELOPMENT AGREEMENT (II)

                          DESCRIPTION OF WORK PRODUCTS

1              GENERAL

1.1 Oz already provided Microcell [***] with consulting services for a period of 3 months during the fourth quarter of 2000 and a period of 2 months during the first quarter of 2001, ending on February 28th, 2001.

1.2            These services consisted namely of:

               [***]

2              INITIAL PRODUCT OFFERING ACTIVITIES & DELIVERABLES -

               [***]


[***] These provisions have been omitted and filed separately under an application for confidential treatment.

SCDA (II)                                                                 Page 5


3               [***]

4               [***]


[***] These provisions have been omitted and filed separately under an application for confidential treatment.

SCDA (II)                                                                 Page 6


                        PERFORMANCE MILESTONES AND PRICE

Mores specifically, OZ.COM commits to the performances and services in consideration for a price as set forth below:


PERFORMANCE MILESTONE          AVAILABILITY         INVOICE DATE               PRICE
---------------------          ------------         ------------               -----
                                                                            CDN$ 616,002
                                                                            (US$ 400,527)

[***]                          Dec.31, 2000            [***]                    [***]

[***]                          Feb.28, 2001            [***]                    [***]

[***]                          Mar.31, 2001            [***]                    [***]


-------------

(1) 1.00 Canadian dollars equals 0.6449 US dollars; Exchange rate, 15 Nov 2000:
    0.6449 (1.5507)

(2) 1.00 Canadian dollars equals 0.6449 US dollars; Exchange rate, 15 Nov 2000:
    0.6449 (1.5507)

(3) 1.00 Canadian dollars equals 0.6546 US dollars; Exchange rate, 15 Feb 2001:
    0.6546 (1.5276)

(4) 1.00 Canadian dollars equals 0.6546 US dollars; Exchange rate, 15 Feb 2001:
    0.6546 (1.5276)


[***] These provisions have been omitted and filed separately under an application for confidential treatment.

SCDA (II)                                                                 Page 7

MICROCELL LABS INC.                OZ.COM CANADA COMPANY

By: /s/ JEAN-MARC FERLAND          By: /s/ GILLES LAPIERRE
   -----------------------            -----------------------
Title:  V.P. Labs                  Title:  G. Lapierre